Exhibit 99.2

Fourth Quarter Fiscal 2012
Supplemental Operating and Financial Data
for the Quarter Ended April 30, 2012

CONTACT: Lindsey Knoop-Anderson Director of Investor Relations Direct Dial: 701-837-4738 E-Mail: landerson@iret.com	1400 31st Avenue SW, Suite 60 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

April 30, 2012

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-13
Capital Analysis	14

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	15
Net Operating Income Detail	16-19
Stabilized Properties and Overall Physical Occupancy Levels by Segment	20

Tenant Analysis
Commercial Leasing Summary	21-22
Multi-Family Residential Summary	23
10 Largest Commercial Tenants - Based on Annualized Base Rent	24
Lease Expirations as of April 30, 2012	25

Growth and Strategy
Fiscal 2012 Acquisition Summary	26
Fiscal 2012 Development Summary	27

Definitions	28

Company Background and Highlights
Fourth Quarter Fiscal 2012

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.

During the fourth quarter of fiscal year 2012, the Company acquired two multi-family residential properties and a parcel of vacant land, as follows: on February 16, 2012, the Company closed on its acquisition of the 116-unit Grand Gateway Apartments in St. Cloud, Minnesota, for a total purchase price of $7.9 million, of which approximately $3.4 million was paid in cash and the remainder in limited partnership units of the Company’s Operating Partnership valued at issuance at approximately $4.5 million; on March 16, 2012, the Company acquired the 84-unit Ashland Apartments in Grand Forks, North Dakota, for $8.3 million, of which approximately $7.2 million was paid in cash and the remainder in limited partnership units of the Operating Partnership, valued at issuance at approximately $1.1 million; and on April 11, 2012, a joint venture entity of which the Company owns 60% closed on the acquisition of a 40-acre parcel of vacant land in Williston, North Dakota, for a total purchase price of approximately $4.6 million, of which the Company paid approximately $3.2 million. This parcel of land has been approved for multi-family development with the potential to accommodate up to 850 units. During the fourth quarter of fiscal year 2012, on March 13, 2012, the Company sold a small retail property in East Grand Forks, Minnesota, for a sales price of approximately $1.1 million.

The Company’s revenues in the fourth quarter of fiscal year 2012 continued to be affected by decreased occupancy levels in its commercial office segment, in comparison with the year-earlier period. Despite some signs of economic recovery and renewed commercial leasing interest, the Company believes the continued elevated vacancy in its commercial office segment reflects continuing challenging and uncertain economic conditions in certain of the Company’s markets. IRET’s multi-family residential portfolio continued to improve in occupancy and real estate revenue compared to the year-earlier period.

The Company has a currently-effective shelf registration statement under which it has registered common and preferred shares of beneficial interest with an aggregate public offering price of up to $150.0 million. On January 20, 2012, the Company entered into a continuous equity offering program under this shelf registration statement with BMO Capital Markets Corp. (“BMO”) as sales agent, pursuant to which the Company may from time to time offer and sell its common shares of beneficial interest having an aggregate gross sales price of up to $100 million. Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET.  During the fourth quarter of fiscal year 2012, IRET issued approximately 2.9 million common shares under this program for total proceeds (before offering expenses but after underwriting discounts and commissions) of $21.4 million.

As we have previously reported, Minot, North Dakota, where our corporate headquarters is located, experienced significant flooding in June 2011, resulting in extensive damage to our Arrowhead Shopping Center and Chateau Apartments. Costs related to clean-up, redevelopment and loss of rents are being reimbursed to the Company by its insurance carrier, less the Company’s deductible of $200,000 under the policy.  As of April 30, 2012, the Company had received or confirmed pending receipt of $5.7 million of insurance proceeds for clean-up costs and re-development and approximately $666,000 reimbursement for business interruption (loss of rents).

In the fourth quarter of fiscal year 2012, IRET paid its 164th consecutive quarterly distribution. The $0.1300 per share/unit distribution was payable on April 2, 2012. Subsequent to the end of the fourth quarter of fiscal year 2012, the Company declared a quarterly distribution of $0.1300 per share and unit payable on July 2, 2012 to shareholder and unitholders of record on June 15, 2012. The Board of Trustees also declared a quarterly distribution of $0.5156 per share on the Company’s Series A preferred shares, payable July 2, 2012 to preferred shareholders of record on June 15, 2012.

As of April 30, 2012, IRET owns a diversified portfolio of 266 properties consisting of 84 multi-family residential properties, 68 commercial office properties, 65 commercial medical properties (including senior housing), 19 commercial industrial properties and 30 commercial retail properties.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of April 30, 2012)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	266
Total Square Feet
(commercial properties)	12.3 million
Total Units
(multi-family residential properties)	9,161
Common Shares Outstanding (thousands)	89,474
Limited Partnership Units Outstanding (thousands)	20,332
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	7.2%
Total Capitalization (see p. 14 for detail)	$1.9 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman
John D. Stewart	Trustee, Chair of Audit Committee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
W. David Scott	Trustee, Chair of Compensation Committee
Jeffrey K. Woodbury	Trustee
Linda Hall Keller	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Executive Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Mark Reiling	Executive Vice President of Asset Management
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Ted E. Holmes	Senior Vice President, Finance
Andrew Martin	Senior Vice President, Residential Property Management

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, North Dakota 58702-1988

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Lindsey Knoop-Anderson
landerson@iret.com

Common Share Data (NASDAQ: IRET)

	4th Quarter Fiscal Year 2012	3rd Quarter Fiscal Year 2012	2nd Quarter Fiscal Year 2012	1st Quarter Fiscal Year 2012	4th Quarter Fiscal Year 2011
High Closing Price	$7.97	$7.64	$8.12	$9.69	$9.54
Low Closing Price	$7.22	$6.89	$6.92	$8.07	$8.92
Average Closing Price	$7.56	$7.27	$7.46	$8.87	$9.24
Closing Price at end of quarter	$7.22	$7.42	$7.41	$8.13	$9.41
Common Share Distributions—annualized	$0.520	$0.520	$0.520	$0.686	$0.686
Closing Dividend Yield - annualized	7.2%	7.0%	7.0%	8.4%	7.3%
Closing common shares outstanding (thousands)	89,474	85,744	83,682	81,259	80,523
Closing limited partnership units outstanding (thousands)	20,332	19,596	19,534	19,958	20,068
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$792,799	$781,623	$764,831	$822,894	$946,561

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2011Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Fourth Quarter Fiscal 2012 Acquisitions

Grand Gateway Apartment Homes 4005 24th Street South St. Cloud, MN 56301	Ashland Apartment Homes 2151 36th Avenue S. Grand Forks, ND

Investment Cost by Segment – Fourth Quarter Fiscal 2012

With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	04/30/2012	01/31/2012	10/31/2011	07/31/2011	04/30/2011
ASSETS
Real estate investments
Property owned	$1,892,009	$1,861,321	$1,844,654	$1,777,485	$1,770,798
Less accumulated depreciation	(373,490)	(364,190)	(351,174)	(339,293)	(328,952)
	1,518,519	1,497,131	1,493,480	1,438,192	1,441,846
Development in progress	27,599	22,281	14,124	12,697	9,693
Unimproved land	10,990	6,390	6,558	6,550	6,550
Mortgage loans receivable, net of allowance	0	0	155	156	156
Total real estate investments	1,557,108	1,525,802	1,514,317	1,457,595	1,458,245
Real estate held for sale	2,067	0	0	0	0
Cash and cash equivalents	39,989	35,502	32,697	37,307	41,191
Other investments	634	633	628	627	625
Receivable arising from straight-lining of rents, net of allowance	23,273	21,965	20,905	19,331	18,933
Accounts receivable, net of allowance	7,052	3,977	8,243	7,935	5,646
Real estate deposits	263	578	451	458	329
Prepaid and other assets	3,703	4,107	1,718	1,997	2,351
Intangible assets, net of accumulated amortization	44,588	49,055	50,322	48,108	49,832
Tax, insurance, and other escrow	11,669	11,427	11,315	15,198	15,268
Property and equipment, net of accumulated depreciation	1,454	1,464	1,986	1,687	1,704
Goodwill	1,120	1,120	1,127	1,127	1,127
Deferred charges and leasing costs, net of accumulated amortization	21,447	22,014	21,255	20,304	20,112
TOTAL ASSETS	$1,714,367	$1,677,644	$1,664,964	$1,611,674	$1,615,363

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$47,403	$43,439	$39,002	$34,547	$37,879
Revolving line of credit	39,000	49,000	47,000	34,000	30,000
Mortgages payable	1,048,689	1,038,717	1,039,625	1,002,962	993,803
Other	14,012	6,326	1,164	6,369	8,404
TOTAL LIABILITIES	1,149,104	1,137,482	1,126,791	1,077,878	1,070,086

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	0	0	1,005	1,263	987
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	684,049	657,304	643,022	627,722	621,936
Accumulated distributions in excess of net income	(278,377)	(269,942)	(260,535)	(250,585)	(237,563)
Total Investors Real Estate Trust shareholders’ equity	432,989	414,679	409,804	404,454	411,690
Noncontrolling interests – Operating Partnership	118,710	114,852	116,550	119,382	123,627
Noncontrolling interests – consolidated real estate entities	13,564	10,631	10,814	8,697	8,973
Total equity	565,263	540,162	537,168	532,533	544,290
TOTAL LIABILITIES AND EQUITY	$1,714,367	$1,677,644	$1,664,964	$1,611,674	$1,615,363

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	04/30/2012	04/30/2011	04/30/2012	01/31/2012	10/31/2011	07/31/2011	04/30/2011
Real estate revenue	$241,788	$236,954	$60,621	$60,981	$60,629	$59,557	$59,026
Real estate expenses	98,278	101,802	22,851	24,807	25,761	24,859	26,247
Gain on involuntary conversion	274	0	274	0	0	0	0
Net operating income	143,784	135,152	38,044	36,174	34,868	34,698	32,779
Depreciation/amortization	(60,264)	(58,385)	(15,210)	(15,245)	(14,936)	(14,873)	(14,921)
Administrative expenses, advisory and trustee services	(7,381)	(7,222)	(1,437)	(1,659)	(2,104)	(2,181)	(1,685)
Other expenses	(1,898)	(1,747)	(389)	(359)	(835)	(315)	(408)
Interest	(65,113)	(63,820)	(16,430)	(16,511)	(16,291)	(15,881)	(15,581)
Interest and other income	786	541	141	279	213	153	130
Income from continuing operations	9,914	4,519	4,719	2,679	915	1,601	314
(Loss) income from discontinued operations	(208)	19,832	(598)	(158)	576	(28)	(4)
Net income	$9,706	$24,351	$4,121	$2,521	$1,491	$1,573	$310

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(1,359)	(4,449)	(636)	(351)	(194)	(178)	36
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(135)	180	(106)	(43)	(12)	26	98
Net income attributable to Investors Real Estate Trust	8,212	20,082	3,379	2,127	1,285	1,421	444
Dividends to preferred shareholders	(2,372)	(2,372)	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$5,840	$17,710	$2,786	$1,534	$692	$828	$(149)

Per Share Data
Earnings (loss) per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.07	$.02	$.04	$.02	$.00	$.01	$(.01)
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.00	.20	(.01)	.00	.01	.00	.00
Net income (loss) per common share – basic & diluted	$.07	$.22	$.03	$.02	$.01	$.01	$(.01)

Percentage of Revenues
Real estate expenses	40.6%	43.0%	37.7%	40.7%	42.5%	41.7%	44.5%
Depreciation/amortization	24.9%	24.6%	25.1%	25.0%	24.6%	25.0%	25.3%
General and administrative	3.1%	3.0%	2.4%	2.7%	3.5%	3.7%	2.9%
Interest	26.9%	26.9%	27.1%	27.1%	26.9%	26.7%	26.4%
Net income	4.0%	10.3%	6.8%	4.1%	2.5%	2.6%	0.5%

Ratios
EBITDA(1)/Interest expense	2.06	x	1.99	x	2.17	x	2.07	x	1.97	x	2.03	x	1.98	x
EBITDA/Interest expense plus preferred distributions	1.99	x	1.92	x	2.09	x	2.00	x	1.90	x	1.95	x	1.91	x

(1)	See Definitions on page 28. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Twelve Months Ended		Three Months Ended
	04/30/2012	04/30/2011	04/30/2012	01/31/2012	10/31/2011	07/31/2011	04/30/2011
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$8,212	$20,082	$3,379	$2,127	$1,285	$1,421	$444
Less dividends to preferred shareholders	(2,372)	(2,372)	(593)	(593)	(593)	(593)	(593)
Net income (loss) available to common shareholders	5,840	17,710	2,786	1,534	692	828	(149)
Adjustments:
Noncontrolling interests – Operating Partnership	1,359	4,449	636	351	194	178	(36)
Depreciation and amortization	60,057	59,402	15,165	15,179	14,890	14,823	14,877
Real estate impairment	428	0	293	135	0	0	0
(Gain) loss on depreciable property sales	(349)	(19,365)	240	0	(589)	0	0
Funds from operations applicable to common shares and Units	$67,335	$62,196	$19,120	$17,199	$15,187	$15,829	$14,692

FFO per share and unit - basic and diluted	$0.65	$0.63	$0.18	$0.16	$0.15	$0.16	$0.15

Adjusted funds from operations(1)
Funds from operations applicable to common shares and Units	$67,335	$62,196	$19,120	$17,199	$15,187	$15,829	$14,692
Adjustments:
Tenant improvements	(10,309)	(9,435)	(4,846)	(2,007)	(2,021)	(1,435)	(2,013)
Leasing commissions	(2,773)	(3,075)	701	(1,589)	(1,182)	(703)	(29)
Recurring capital expenditures(1)	(6,703)	(5,481)	(1,451)	(1,411)	(1,872)	(1,969)	(1,291)
Straight-line rents	(4,384)	(1,648)	(1,330)	(1,059)	(1,597)	(398)	(276)
Non-real estate depreciation	409	426	78	114	90	127	126
Adjusted funds from operations applicable to common shares and Units	$43,575	$42,982	$12,272	$11,247	$8,605	$11,451	$11,209

AFFO per share and unit - basic and diluted	0.42	0.44	0.11	0.11	0.09	0.11	0.11

Weighted average shares and units	103,432	98,782	107,316	103,935	101,669	100,844	100,239

(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Twelve Months Ended		Three Months Ended
	04/30/2012	04/30/2011	04/30/2012	01/31/2012	10/31/2011	07/31/2011	04/30/2011
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$8,212	$20,082	$3,379	$2,127	$1,285	$1,421	$444
Adjustments:
Noncontrolling interests – Operating Partnership	1,359	4,449	636	351	194	178	(36)
Income before noncontrolling interests – Operating Partnership	9,571	24,351	4,015	2,478	1,479	1,599	408
Add:
Interest	65,230	65,453	16,454	16,533	16,318	15,925	15,626
Depreciation/amortization related to real estate investments	57,108	56,991	14,390	14,359	14,193	14,166	14,246
Amortization related to non-real estate investments	3,216	2,683	821	903	758	734	701
Amortization related to real estate revenues(2)	141	153	30	31	29	51	56
Less:
Interest income	(148)	(264)	(33)	(25)	(37)	(53)	(65)
Gain on sale of real estate, land and other investments	(349)	(19,365)	240	0	(589)	0	0
Gain on involuntary conversion	(274)	0	(274)	0	0	0	0
EBITDA	$134,495	$130,182	$35,643	$34,279	$32,151	$32,422	$30,972

(1)	See Definitions on page 28.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2013	$21,521	$0	$21,521	5.76%	2.0%
2014	48,058	705	48,763	5.77%	4.6%
2015	75,813	9,750	85,563	5.62%	8.2%
2016	71,967	0	71,967	5.91%	6.9%
2017	189,447	0	189,447	6.15%	18.1%
2018	70,882	0	70,882	5.73%	6.8%
2019	99,578	5,691	105,269	5.92%	10.0%
2020	116,770	0	116,770	5.86%	11.1%
2021	125,441	0	125,441	5.44%	12.0%
2022	91,631	0	91,631	5.66%	8.7%
Thereafter	121,435	0	121,435	5.55%	11.6%
Total maturities	$1,032,543	$16,146	$1,048,689	5.78%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	04/30/2012	01/31/2012	10/31/2011	07/31/2011	04/30/2011
Balances Outstanding
Mortgage
Fixed rate	$1,032,543	$1,028,198	$1,033,550	$996,256	$992,276
Variable rate	16,146	10,519	6,075	6,706	1,527
Mortgage total	1,048,689	1,038,717	1,039,625	1,002,962	993,803

Weighted Average Interest Rates
Secured	5.78%	5.84%	5.86%	5.90%	5.92%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2012

(in thousands)

Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Multi-Family Residential
Monticello Village - Monticello, MN	3/1/2013	$2,958	$0	$0	$0	$0	$2,958
Quarry Ridge - Rochester, MN	10/1/2013	0	11,876	0	0	0	11,876
East Park - Sioux Falls, SD	12/1/2013	0	1,497	0	0	0	1,497
Sycamore Village - Sioux Falls, SD	12/1/2013	0	842	0	0	0	842
Candlelight - Fargo, ND	3/1/2014	0	1,274	0	0	0	1,274
Evergreen II - Isanti, MN	11/1/2014	0	0	2,185	0	0	2,185
Campus Center - St Cloud, MN	6/1/2015	0	0	0	1,350	0	1,350
Campus Knoll - St Cloud, MN	6/1/2015	0	0	0	900	0	900
Landmark - Grand Forks, ND	8/24/2015	0	0	0	1,759	0	1,759
Regency Park Estates - St Cloud, MN	1/1/2016	0	0	0	7,097	0	7,097
Summary of Debt due after Fiscal 2016		0	0	0	11,106	279,415	279,415
Sub-Total Multi-Family Residential		$2,958	$15,489	$2,185	$11,106	$279,415	$311,153

Commercial Office
Great Plains - Fargo, ND	10/1/2013	$0	$1,947	$0	$0	$0	$1,947
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	2,568	0	0	0	2,568
Whitewater Plaza - Minnetonka, MN	3/1/2014	0	1,332	0	0	0	1,332
Viromed - Eden Prairie, MN	4/1/2014	0	626	0	0	0	626
Wirth Corporate Center - Golden Valley, MN	4/1/2014	0	3,539	0	0	0	3,539
TCA Building - Eagan, MN	5/1/2014	0	0	7,536	0	0	7,536
Brenwood - Hennepin County, MN	7/15/2014	0	0	5,250	0	0	5,250
Burnsville Bluffs II - Burnsville, MN	8/8/2014	0	0	1,756	0	0	1,756
Plymouth IV - Plymouth, MN	8/8/2014	0	0	3,240	0	0	3,240
Plymouth V - Plymouth, MN	8/8/2014	0	0	3,786	0	0	3,786
Plaza VII - Boise, ID	9/1/2014	0	0	1,052	0	0	1,052
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	3,422	0	0	3,422
Crosstown Centre - Eden Prairie, MN	12/1/2014	0	0	10,265	0	0	10,265
Northgate I - Maple Grove, MN	12/10/2014	0	0	5,339	0	0	5,339
Plymouth I - Plymouth, MN	12/10/2014	0	0	1,197	0	0	1,197
Plymouth II - Plymouth, MN	12/10/2014	0	0	1,197	0	0	1,197
Plymouth III - Plymouth, MN	12/10/2014	0	0	1,473	0	0	1,473
Benton Business Park - Sauk Rapids, MN	1/1/2015	0	0	626	0	0	626
West River Business Park - Waite Park, MN	1/1/2015	0	0	626	0	0	626
Highlands Ranch I - Highlands Ranch, CO	3/1/2015	0	0	8,436	0	0	8,436
Highlands Ranch II - Highlands Ranch, CO	3/1/2015	0	0	8,180	0	0	8,180
US Bank Financial Center - Bloomington, MN	7/1/2015	0	0	0	13,728	0	13,728
Rapid City 900 Concourse Drive - Rapid City, SD	8/1/2015	0	0	0	1,609	0	1,609
Westgate I - Boise, ID	8/1/2015	0	0	0	1,234	0	1,234
Westgate II - Boise, ID	8/1/2015	0	0	0	3,020	0	3,020
Brook Valley I - LaVista, NE	1/1/2016	0	0	0	1,344	0	1,344
Spring Valley IV - Omaha, NE	1/1/2016	0	0	0	800	0	800
Spring Valley V - Omaha, NE	1/1/2016	0	0	0	880	0	880
Spring Valley X - Omaha, NE	1/1/2016	0	0	0	816	0	816
Spring Valley XI - Omaha, NE	1/1/2016	0	0	0	800	0	800
Summary of Debt due after Fiscal 2016		0	0	0	24,231	254,791	254,791
Sub-Total Commercial Office		$0	$10,012	$63,381	$24,231	$254,791	$352,415

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2012 (continued)

(in thousands)

Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Commercial Medical
Fox River - Grand Chute, WI (2)	5/1/2012	$2,174	$0	$0	$0	$0	$2,174
High Pointe Health Campus - Lake Elmo, MN	4/1/2014	0	5,400	0	0	0	5,400
Edgewood Vista - Billings, MT	12/10/2014	0	0	1,967	0	0	1,967
Edgewood Vista - East Grand Forks, MN	12/10/2014	0	0	2,997	0	0	2,997
Edgewood Vista - Sioux Falls, SD	12/10/2014	0	0	1,127	0	0	1,127
Garden View Medical - St Paul, MN	8/1/2015	0	0	0	1,815	0	1,815
2800 Medical Building - Minneapolis, MN	9/1/2015	0	0	0	5,586	0	5,586
2828 Medical Building - Minneapolis, MN	9/1/2015	0	0	0	8,529	0	8,529
Edina 6405 France Medical - Edina, MN	9/1/2015	0	0	0	9,073	0	9,073
Ritchie Medical Plaza - St Paul, MN	9/1/2015	0	0	0	6,686	0	6,686
Summary of Debt due after Fiscal 2016		0	0	0	31,689	234,986	234,986
Sub-Total Commercial Medical		$2,174	$5,400	6,091	$31,689	$234,986	$280,340

Commercial Industrial
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	$7,028	$0	$0	$0	$0	$7,028
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	3,789	0	0	0	0	3,789
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	5,572	0	0	0	0	5,572
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	1,118	0	0	0	1,118
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	2,334	0	0	0	2,334
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	2,746	0	0	0	2,746
Stone Container - Roseville, MN	7/14/2014	0	0	4,500	0	0	4,500
Clive 2075 NW 94th St - Clive, IA	9/30/2014	0	0	2,214	0	0	2,214
Metal Improvement Company - New Brighton, MN	9/30/2014	0	0	1,494	0	0	1,494
Winsted Industrial Building	9/30/2014	0	0	394	0	0	394
Stone Container - Fargo, ND	12/1/2015	0	0	0	837	0	837
Stone Container - Fargo, ND	12/1/2015	0	0	0	1,059	0	1,059
Summary of Debt due after Fiscal 2016		0	0	0	1,896	23,646	23,646
Sub-Total Commercial Industrial		$16,389	$6,198	$8,602	$1,896	$23,646	$56,731

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2012 (continued)

(in thousands)

Property	Maturity Date	Fiscal 2013	Fiscal 2014	Fiscal 2015	Fiscal 2016	Thereafter	Total(1)

Commercial Retail
Burnsville I Strip Center - Burnsville, MN	6/30/2013	$0	$393	$0	$0	$0	$393
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	312	0	0	0	312
St Cloud Westgate - St Cloud, MN	10/10/2013	0	3,197	0	0	0	3,197
Eagan I Retail Center - Eagan, MN	12/22/2013	0	1,342	0	0	0	1,342
Forest Lake Westlake Center - Forest Lake, MN	12/22/2013	0	4,291	0	0	0	4,291
Pine City C-Store - Pine City, MN	4/20/2014	0	298	0	0	0	298
Pine City Evergreen Square - Pine City, MN	4/20/2014	0	0	0	0	0	1,831
Omaha Barnes & Noble - Omaha, NE	6/1/2014	0	0	2,559	0	0	2,559
Jamestown Buffalo Mall - Jamestown, ND	9/1/2014	0	0	768	0	0	768
Fargo Express Center - Fargo, ND	10/1/2014	0	0	991	0	0	991
Lakeville Strip Center - Lakeville, MN	10/1/2014	0	0	986	0	0	986
Grand Forks MedPark Mall - Grand Forks, ND	5/21/2015	0	0	0	3,045	0	3,045
Summary of Debt due after Fiscal 2016		0	0	0	3,045	28,037	28,037
Sub-Total Commercial Retail		$0	$11,664	$5,304	$3,045	$28,037	$48,050

Total		$21,521	$48,763	$85,563	$71,967	$820,875	$1,048,689

*
Mortgage debt does not include the Company’s multi-bank line of credit.  The line of credit has a maturity date of August 12, 2013; as of April 30, 2012, the Company had borrowings of $39,000,000 outstanding under this line.

(1)	Totals are principal balances as of April 30, 2012.
(2)	Loan was paid off at maturity in cash.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	04/30/2012	01/31/2012	10/31/2011	07/31/2011	04/30/2011
Equity Capitalization
Common shares outstanding	89,474	85,744	83,682	81,259	80,523
Operating partnership (OP) units outstanding	20,332	19,596	19,534	19,958	20,068
Total common shares and OP units outstanding	109,806	105,340	103,216	101,217	100,591
Market price per common share (closing price at end of period)	$7.22	$7.42	$7.41	$8.13	$9.41
Equity capitalization-common shares and OP units	$792,799	$781,623	$764,831	$822,894	$946,561
Recorded book value of preferred shares	$27,317	$27,317	$27,317	$27,317	$27,317
Total equity capitalization	$820,116	$808,940	$792,148	$850,211	$973,878

Debt Capitalization
Total mortgage debt	$1,048,689	$1,038,717	$1,039,625	$1,002,962	$993,803
Total capitalization	$1,868,805	$1,847,657	$1,831,773	$1,853,173	$1,967,681

Total debt to total capitalization	0.56:1	0.56:1	0.57:1	0.54:1	0.51:1

	Twelve Months Ended				Three Months Ended
	04/30/2012		04/30/2011		04/30/2012		01/31/2012		10/31/2011		07/31/2011		04/30/2011
Earnings to fixed charges(1)	1.14	x	1.07	x	1.25	x	1.15	x	1.05	x	1.10	x	1.03	x
Earnings to combined fixed charges and preferred distributions(1)	1.10	x	1.03	x	1.21	x	1.11	x	1.02	x	1.06	x	0.99	x
Debt service coverage ratio(1)	1.43	x	1.40	x	1.49	x	1.43	x	1.37	x	1.41	x	1.37	x

Distribution Data
Common shares and units outstanding at record date	106,642		100,101		106,642		103,761		101,439		100,725		100,101
Total common distribution paid	$57,756		$67,664		$13,809		$13,486		$13,186		$17,275		$17,167
Common distribution per share and unit	$.5615		$.6860		$.1300		$.1300		$.1300		$.1715		$.1715
Payout ratio (FFO per share and unit basis)(1)	86.4%		108.9%		72.2%		81.3%		86.7%		107.2%		114.3%
Payout ratio (AFFO per share and unit basis)(1)	133.7%		155.9%		118.2%		118.2%		144.4%		155.9%		155.9%

(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties(1)
	Three Months Ended April 30,			Twelve Months Ended April 30,
Segment	2012	2011	% Change	2012	2011	% Change
Multi-Family Residential	$9,484	$8,201	15.6%	$37,611	$32,287	16.5%
Commercial Office	10,066	9,754	3.2%	38,739	41,402	(6.4)%
Commercial Medical	9,870	10,100	(2.3)%	40,704	42,458	(4.1)%
Commercial Industrial	3,248	1,962	65.5%	10,341	8,476	22.0%
Commercial Retail	2,555	1,702	50.1%	8,782	8,128	8.0%
	$35,223	$31,719	11.0%	$136,177	$132,751	2.6%

(1)	As of April 30, 2012, stabilized properties excluded:

Multi-Family Residential -
Ashland, Grand Forks, ND; Chateau, Minot, ND; Cottage West Twin Homes, Sioux Falls, SD; Evergreen II, Isanti, MN; Gables Townhomes, Sioux Falls, SD; Grand Gateway, St Cloud, MN; North Pointe II, Bismarck, ND; Regency Park Estates, St Cloud, MN; Sierra Vista, Sioux Falls, SD and Williston Garden, Williston, ND.

Total number of units, 629 Occupancy % for April 30, 2012 is 86.8%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for April 30, 2012 is 98.7%.

Commercial Medical -
Billings 2300 Grant Road, Billings, MT; Edgewood Vista-Minot, Minot, ND; Edina 6525 Drew Avenue, Edina, MN; Missoula 3050 Great Northern Avenue, Missoula, MT; Spring Creek American Falls, American Falls, ID; Spring Creek Soda Springs, Soda Springs, ID; Spring Creek Eagle, Eagle, ID; Spring Creek Meridian, Meridian, ID; Spring Creek Overland, Boise, ID; Spring Creek Boise, Boise, ID; Spring Creek Ustick, Meridian, ID and Trinity at Plaza 16, Minot, ND.

Total square footage, 315,818. Occupancy % for April 30, 2012 is 99.9%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for April 30, 2012 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for April 30, 2012 is 100.0%.

As of April 30, 2011, stabilized properties excluded:

Multi-Family Residential -	Chateau, Minot, ND; North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD.
Total number of units, 132 Occupancy % for April 30, 2011 is 93.9%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE..
Total square footage, 63,001. Occupancy % for April 30, 2011 is 98.7%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Edgewood Vista-Minot, Minot, ND and Missoula 3050 Great Northern Avenue, Missoula, MT .
Total square footage, 137,848. Occupancy % for April 30, 2011 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for April 30, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709 Occupancy % for April 30, 2011 is 53.6%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,788	$18,264	$13,685	$3,618	$3,315	$0	$56,670
Non-Stabilized	1,703	347	1,547	110	244	0	3,951
Total	19,491	18,611	15,232	3,728	3,559	0	60,621

Real estate expenses
Stabilized(1)	8,304	8,198	3,815	370	1,034	0	21,721
Non-Stabilized	695	167	131	1	136	0	1,130
Total	8,999	8,365	3,946	371	1,170	0	22,851

Gain on involuntary conversion
Stabilized(1)	0	0	0	0	274	0	274
Total	0	0	0	0	274	0	274

Stabilized(1)	9,484	10,066	9,870	3,248	2,555	0	35,223
Non-Stabilized	1,008	180	1,416	109	108	0	2,821
Net operating income	$10,492	$10,246	$11,286	$3,357	$2,663	$0	$38,044

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,883)	$(5,191)	$(4,296)	$(864)	$(900)	$(76)	$(15,210)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,437)	(1,437)
Other expenses	0	0	0	0	0	(389)	(389)
Interest expense	(4,552)	(5,364)	(4,426)	(914)	(710)	(464)	(16,430)
Interest and other income	0	0	0	0	0	141	141
Income(loss)from continuing operations	2,057	(309)	2,564	1,579	1,053	(2,225)	4,719
Income(loss) from discontinued operations	0	0	(383)	0	(215)	0	(598)
Net income (loss)	2,057	(309)	2,181	1,579	838	(2,225)	4,121
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(636)	(636)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(106)	(106)
Net income (loss) attributable to Investors Real Estate Trust	2,057	(309)	2,181	1,579	838	(2,967)	3,379
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,057	(309)	2,181	1,579	838	$(3,560)	$2,786

(1)	As of April 30, 2012, stabilized properties excluded:
Multi-Family Residential -
Ashland, Grand Forks, ND; Chateau, Minot, ND; Cottage West Twin Homes, Sioux Falls, SD; Evergreen II, Isanti, MN; Gables Townhomes, Sioux Falls, SD; Grand Gateway, St Cloud, MN; North Pointe II, Bismarck, ND; Regency Park Estates, St Cloud, MN; Sierra Vista, Sioux Falls, SD and Williston Garden, Williston, ND.

Total number of units, 629 Occupancy % for April 30, 2012 is 86.8%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for April 30, 2012 is 98.7%.

Commercial Medical -
Billings 2300 Grant Road, Billings, MT; Edgewood Vista-Minot, Minot, ND; Edina 6525 Drew Avenue, Edina, MN; Missoula 3050 Great Northern Avenue, Missoula, MT; Spring Creek American Falls, American Falls, ID; Spring Creek Soda Springs, Soda Springs, ID; Spring Creek Eagle, Eagle, ID; Spring Creek Meridian, Meridian, ID; Spring Creek Overland, Boise, ID; Spring Creek Boise, Boise, ID; Spring Creek Ustick, Meridian, ID and Trinity at Plaza 16, Minot, ND.

Total square footage, 315,818. Occupancy % for April 30, 2012 is 99.9%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for April 30, 2012 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for April 30, 2012 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended April 30, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$16,965	$18,584	$15,998	$3,164	$2,960	$0	$57,671
Non-Stabilized	277	324	503	111	140	0	1,355
Total	17,242	18,908	16,501	3,275	3,100	0	59,026

Real estate expenses
Stabilized(1)	8,764	8,830	5,898	1,202	1,258	0	25,952
Non-Stabilized	118	143	6	3	25	0	295
Total	8,882	8,973	5,904	1,205	1,283	0	26,247

Net Operating Income (NOI)
Stabilized(1)	8,201	9,754	10,100	1,962	1,702	0	31,719
Non-Stabilized	159	181	497	108	115	0	1,060
Net operating income	$8,360	$9,935	$10,597	$2,070	$1,817	$0	$32,779

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,493)	$(5,561)	$(4,158)	$(832)	$(784)	$(93)	$(14,921)
Administrative, advisory and trustee services	0	0	0	0	0	(1,685)	(1,685)
Other expenses	0	0	0	0	0	(408)	(408)
Interest expense	(4,118)	(5,221)	(4,027)	(974)	(773)	(468)	(15,581)
Interest and other income	0	0	0	0	0	130	130
Income (loss) from continuing operations	749	(847)	2,412	264	260	(2,524)	314
Income from discontinued operations	0	0	(33)	0	29	0	(4)
Net income (loss)	749	(847)	2,379	264	289	(2,524)	310
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	36	36
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	98	98
Net income (loss) attributable to Investors Real Estate Trust	749	(847)	2,379	264	289	(2,390)	444
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$749	$(847)	$2,379	$264	$289	$(2,983)	$(149)

(1)	As of April 30, 2011, stabilized properties excluded:

Multi-Family Residential -	Chateau, Minot, ND; North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD.
Total number of units, 132 Occupancy % for April 30, 2011 is 93.9%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE..
Total square footage, 63,001. Occupancy % for April 30, 2011 is 98.7%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Edgewood Vista-Minot, Minot, ND and Missoula 3050 Great Northern Avenue, Missoula, MT .
Total square footage, 137,848. Occupancy % for April 30, 2011 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for April 30, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709 Occupancy % for April 30, 2011 is 53.6%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Twelve Months Ended April 30, 2012
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$70,982	$72,995	$61,046	$13,884	$12,828	$0	$231,735
Non-Stabilized	3,208	1,339	4,485	441	580	0	10,053
Total	74,190	74,334	65,531	14,325	13,408	0	241,788

Real estate expenses
Stabilized(1)	33,371	34,256	20,342	3,543	4,320	0	95,832
Non-Stabilized	1,419	560	313	6	148	0	2,446
Total	34,790	34,816	20,655	3,549	4,468	0	98,278

Gain on involuntary conversion
Stabilized(1)	0	0	0	0	274	0	274
Total	0	0	0	0	274	0	274

Net Operating Income (NOI)
Stabilized(1)	37,611	38,739	40,704	10,341	8,782	0	136,177
Non-Stabilized	1,789	779	4,172	435	432	0	7,607
Net operating income	$39,400	$39,518	$44,876	$10,776	$9,214	$0	$143,784

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(14,627)	$(20,944)	$(17,161)	$(3,686)	$(3,465)	$(381)	$(60,264)
Administrative, advisory and trustee services	0	0	0	0	0	(7,381)	(7,381)
Other expenses	0	0	0	0	0	(1,898)	(1,898)
Interest expense	(18,106)	(21,350)	(16,644)	(3,668)	(3,018)	(2,327)	(65,113)
Interest and other income	0	0	0	0	0	786	786
Income (loss) from continuing operations	6,667	(2,776)	11,071	3,422	2,731	(11,201)	9,914
Income from discontinued operations	0	0	(455)	0	247	0	(208)
Net income (loss)	6,667	(2,776)	10,616	3,422	2,978	(11,201)	9,706
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,359)	(1,359)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(135)	(135)
Net income (loss) attributable to Investors Real Estate Trust	6,667	(2,776)	10,616	3,422	2,978	(12,695)	8,212
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,667	$(2,776)	$10,616	$3,422	$2,978	$(15,067)	$5,840

(1)	As of April 30, 2012, stabilized properties excluded:

Multi-Family Residential -
Ashland, Grand Forks, ND; Chateau, Minot, ND; Cottage West Twin Homes, Sioux Falls, SD; Evergreen II, Isanti, MN; Gables Townhomes, Sioux Falls, SD; Grand Gateway, St Cloud, MN; North Pointe II, Bismarck, ND; Regency Park Estates, St Cloud, MN; Sierra Vista, Sioux Falls, SD and Williston Garden, Williston, ND.

Total number of units, 629 Occupancy % for April 30, 2012 is 86.8%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE.
Total square footage 63,001. Occupancy % for April 30, 2012 is 98.7%.

Commercial Medical -
Billings 2300 Grant Road, Billings, MT; Edgewood Vista-Minot, Minot, ND; Edina 6525 Drew Avenue, Edina, MN; Missoula 3050 Great Northern Avenue, Missoula, MT; Spring Creek American Falls, American Falls, ID; Spring Creek Soda Springs, Soda Springs, ID; Spring Creek Eagle, Eagle, ID; Spring Creek Meridian, Meridian, ID; Spring Creek Overland, Boise, ID; Spring Creek Boise, Boise, ID; Spring Creek Ustick, Meridian, ID and Trinity at Plaza 16, Minot, ND.

Total square footage, 315,818. Occupancy % for April 30, 2012 is 99.9%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for April 30, 2012 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 48,960 Occupancy % for April 30, 2012 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Twelve Months Ended April 30, 2011
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$66,080	$77,257	$64,886	$12,797	$12,922	$0	$233,942
Non-Stabilized	758	490	1,162	368	234	0	3,012
Total	66,838	77,747	66,048	13,165	13,156	0	236,954

Real estate expenses
Stabilized(1)	33,793	35,855	22,428	4,321	4,794	0	101,191
Non-Stabilized	336	200	23	7	45	0	611
Total	34,129	36,055	22,451	4,328	4,839	0	101,802

Net Operating Income (NOI)
Stabilized(1)	32,287	41,402	42,458	8,476	8,128	0	132,751
Non-Stabilized	422	290	1,139	361	189	0	2,401
Net operating income	$32,709	$41,692	$43,597	$8,837	$8,317	$0	$135,152

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(13,609)	$(21,878)	$(15,979)	$(3,512)	$(3,031)	$(376)	$(58,385)
Administrative, advisory and trustee services	0	0	0	0	0	(7,222)	(7,222)
Other expenses	0	0	0	0	0	(1,747)	(1,747)
Interest expense	(16,942)	(21,732)	(16,990)	(3,968)	(3,144)	(1,044)	(63,820)
Interest and other income	0	0	0	0	0	541	541
Income (loss) from continuing operations	2,158	(1,918)	10,628	1,357	2,142	(9,848)	4,519
Income (loss) from discontinued operations	19,224	0	(186)	726	68	0	19,832
Net income (loss)	21,382	(1,918)	10,442	2,083	2,210	(9,848)	24,351
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(4,449)	(4,449)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	180	180
Net income (loss) attributable to Investors Real Estate Trust	21,382	(1,918)	10,442	2,083	2,210	(14,117)	20,082
Dividends to preferred shareholders	0	0	0	0	0	(2,372)	(2,372)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$21,382	$(1,918)	$10,442	$2,083	$2,210	$(16,489)	$17,710

(1)	As of April 30, 2011, stabilized properties excluded:

Multi-Family Residential -	Chateau, Minot, ND; North Pointe II, Bismarck, ND and Sierra Vista, Sioux Falls, SD.
Total number of units, 132 Occupancy % for April 30, 2011 is 93.9%.

Commercial Office -	1st Avenue Building, Minot, ND and Omaha 10802 Farnum Drive, Omaha, NE..
Total square footage, 63,001. Occupancy % for April 30, 2011 is 98.7%.

Commercial Medical -	Billings 2300 Grant Road, Billings, MT; Edgewood Vista-Minot, Minot, ND and Missoula 3050 Great Northern Avenue, Missoula, MT .
Total square footage, 137,848. Occupancy % for April 30, 2011 is 100.0%.

Commercial Industrial -	Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 42,244. Occupancy % for April 30, 2011 is 100.0%.

Commercial Retail -	Minot 1400 31st Ave, Minot, ND.
Total square footage, 47,709 Occupancy % for April 30, 2011 is 53.6%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
4th Quarter Fiscal 2012 vs. 4th Quarter Fiscal 2011

Segments	Stabilized Properties		All Properties
	4th Quarter	4thQuarter	4th Quarter	4th Quarter
	Fiscal 2012	Fiscal 2011	Fiscal 2012	Fiscal 2011
Multi-Family Residential	94.2%	92.8%	93.7%	92.8%
Commercial Office	78.4%	79.5%	78.6%	79.7%
Commercial Medical	93.8%	95.8%	94.5%	96.0%
Commercial Industrial	95.4%	90.0%	95.5%	90.1%
Commercial Retail	86.6%	83.2%	87.1%	82.2%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
4th Quarter Fiscal 2012
4th Quarter Fiscal 2011

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and twelve months ended April 30, 2012

	Three Months Ended April 30, 2012
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	124,523	174,760	299,283	62,226	237,057
Commercial Medical	14,640	596	15,236	3,893	11,343
Commercial Industrial	41,685	0	41,685	20,169	21,516
Commercial Retail	1,614	43,227	44,841	1,057	43,784
Total All Segments	182,462	218,583	401,045	87,345	313,700

Weighted Average Rental Rates(3)
Commercial Office	$12.79	$13.38	$13.14	$15.53	$(2.39)	(15.4%)
Commercial Medical	20.64	10.58	20.24	21.31	(1.07)	(5.0%)
Commercial Industrial	1.93	0.00	1.93	3.60	(1.67)	(46.4%)
Commercial Retail	7.45	6.29	6.33	9.05	(2.72)	(30.1%)
Total All Segments	$10.89	$11.97	$11.48	$12.95	$(1.47)	(11.4%)

	Twelve Months Ended April 30, 2012
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	314,262	477,698	791,960	737,553	54,407
Commercial Medical	249,732	41,463	291,195	102,335	188,860
Commercial Industrial	144,833	526,576	671,409	360,953	310,456
Commercial Retail	84,634	111,843	196,477	203,724	(7,247)
Total All Segments	793,461	1,157,580	1,951,041	1,404,565	546,476

Weighted Average Rental Rates(3)
Commercial Office	$11.55	$14.34	$13.23	$12.93	$0.30	2.3%
Commercial Medical	19.26	18.15	19.10	20.52	(1.42)	(6.9%)
Commercial Industrial	2.80	3.51	3.36	2.69	0.67	24.9%
Commercial Retail	7.86	9.94	9.05	5.86	3.19	54.4%
Total All Segments	$11.99	$9.12	$10.29	$9.82	$0.47	4.8%

	Three Months Ended April 30, 2012			Twelve Months Ended April 30, 2012
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased(4)
Commercial Office	5.0	3.5	4.5	4.5	3.6	4.0
Commercial Medical	5.3	5.0	5.3	7.7	4.3	6.4
Commercial Industrial	4.2	0.0	4.2	1.7	3.8	3.1
Commercial Retail	1.6	2.9	2.4	4.5	3.9	4.1
Total All Segments	4.5	3.4	4.0	5.3	3.8	4.5

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.
(4)	Term in years.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING COMMITTMENTS
for the three and twelve months ended April 30, 2012

	4th Quarter Fiscal 2012 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$1,568,480	$638,014	$2,206,494	$3,674,549	$2,164,532	$5,839,081
Commercial Medical	303,030	0	303,030	2,264,735	353,754	2,618,489
Commercial Industrial	6,000	0	6,000	56,000	349,071	405,071
Commercial Retail	0	0	0	505,653	18,846	524,499
Subtotal	$1,877,510	$638,014	$2,515,524	$6,500,937	$2,886,203	$9,387,140

Tenant Improvements per square foot
Commercial Office	$12.60	$3.65	$7.37	$11.69	$4.53	$7.37
Commercial Medical	20.70	0.00	19.89	9.07	8.53	8.99
Commercial Industrial	0.14	0.00	0.14	0.39	0.66	0.60
Commercial Retail	0.00	0.00	0.00	5.97	0.17	2.67
All Segments	$10.29	$2.92	$6.27	$8.19	$2.49	$4.81

Leasing Costs
Commercial Office	$984,198	$904,126	$1,888,324	$2,772,501	$2,580,185	$5,352,686
Commercial Medical	67,175	1,788	68,963	683,492	141,772	825,264
Commercial Industrial	45,588	0	45,588	71,560	430,772	502,332
Commercial Retail	0	19,620	19,620	256,323	66,039	322,362
Subtotal	$1,096,961	$925,534	$2,022,495	$3,783,876	$3,218,768	$7,002,644

Leasing Costs per square foot
Commercial Office	$7.90	$5.17	$6.31	$8.82	$5.40	$6.76
Commercial Medical	4.59	3.00	4.53	2.74	3.42	2.83
Commercial Industrial	1.09	0.00	1.09	0.49	0.82	0.75
Commercial Retail	0.00	0.45	0.44	3.03	0.59	1.64
All Segments	$6.01	$4.23	$5.04	$4.77	$2.78	$3.59

Tenant Improvements and Leasing Costs
Commercial Office	$2,552,678	$1,542,140	$4,094,818	$6,447,050	$4,744,717	$11,191,767
Commercial Medical	370,205	1,788	371,993	2,948,227	495,526	3,443,753
Commercial Industrial	51,588	0	51,588	127,560	779,843	907,403
Commercial Retail	0	19,620	19,620	761,976	84,885	846,861
Total	$2,974,471	$1,563,548	$4,538,019	$10,284,813	$6,104,971	$16,389,784

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$20.50	$8.82	$13.68	$20.51	$9.93	$14.13
Commercial Medical	25.29	3.00	24.42	11.81	11.95	11.83
Commercial Industrial	1.24	0.00	1.24	0.88	1.48	1.35
Commercial Retail	0.00	0.45	0.44	9.00	0.76	4.31
All Segments	$16.30	$7.15	$11.32	$12.96	$5.27	$8.40

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	04/30/2012	01/31/2012	10/31/2011	07/31/2011	04/30/2011
Number of Units	9,161	8,921	8,885	8,664	8,661
Average Investment Per Unit
Stabilized	$56,983	$56,955	$56,615	$56,151	$55,916
Non-Stabilized	81,277	75,465	65,675	55,365	59,375
	$58,518	$57,762	$56,926	$56,140	$55,969

Average Scheduled Rent(1) per Unit
Stabilized	$713	$711	$705	$700	$696
Non-Stabilized	887	841	949	785	704
	$724	$716	$714	$701	$697

Total Receipts per Unit
Stabilized	$704	$700	$696	$674	$663
Non-Stabilized	831	826	814	793	698
	$712	$705	$700	$675	$664

Total Recurring Capital Expenditures per Unit(1)
Stabilized	$156	$155	$213	$228	$141
Non-Stabilized	119	179	110	320	352
	$154	$156	$209	$229	$144

Physical Occupancy%
Stabilized	94.2%	93.9%	95.2%	91.4%	92.8%
Non-Stabilized	86.8%	77.4%	82.2%	97.0%	93.9%
	93.7%	93.2%	94.6%	91.5%	92.8%

Operating Expenses as a % of Scheduled Rent
Stabilized	46.4%	45.9%	47.1%	46.3%	49.5%
Non-Stabilized	39.0%	40.5%	36.5%	43.1%	43.9%
Total	45.8%	45.6%	46.6%	46.2%	49.4%

(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of April 30, 2012

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	32	97	12.4%	1,450,585	13.5%
St. Lukes Hospital of Duluth, Inc.	6	45	3.5%	198,775	1.9%
Fairview Health Services	9	74	3.4%	239,806	2.2%
Applied Underwriters	3	58	2.2%	141,724	1.3%
Affiliates of Siemens USA	2	29	1.6%	142,017	1.3%
HealthEast Care System	1	82	1.6%	114,316	1.1%
Affiliates of Hewlett Packard (NASDAQ: HPQ)	1	3	1.4%	94,832	0.8%
Nebraska Orthopedic Hospital	1	203	1.3%	61,758	0.6%
Microsoft (NASDAQ: MSFT)	1	80	1.3%	122,040	1.1%
Arcadis Corporate Services, Inc.	1	51	1.2%	71,430	0.7%
Total/Weighted Average		80	29.9%	2,637,283	24.5%

(1)	See Definitions on page 28.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of April 30, 2012

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Base Rent
Commercial Office
2013	46	492,529	12.7%	$6,683,492	$13.57	12.1%
2014	58	520,685	13.4%	6,427,317	12.34	11.6%
2015	68	490,996	12.6%	7,083,375	14.43	12.8%
2016	39	549,450	14.2%	8,660,215	15.76	15.6%
2017	43	819,628	21.1%	13,499,688	16.47	24.4%
2018 and thereafter	38	1,010,816	26.0%	13,035,514	12.90	23.5%
	292	3,884,104	100.0%	$55,389,601	$14.26	100.0%

Commercial Medical
2013	26	122,653	4.5%	$2,694,894	$21.97	5.9%
2014	23	395,211	14.4%	6,847,714	17.33	14.9%
2015	16	61,201	2.2%	1,457,010	23.81	3.2%
2016	24	175,113	6.4%	3,585,946	20.48	7.8%
2017	18	130,814	4.8%	2,756,816	21.07	6.0%
2018 and thereafter	79	1,859,191	67.7%	28,591,093	15.38	62.2%
	186	2,744,183	100.0%	$45,933,473	$16.74	100.0%

Commercial Industrial
2013	6	206,017	8.4%	$475,803	$2.31	4.9%
2014	9	307,759	12.5%	1,134,640	3.69	11.6%
2015	6	344,493	14.0%	1,389,978	4.03	14.3%
2016	9	826,012	33.5%	3,236,348	3.92	33.2%
2017	5	311,141	12.6%	1,174,608	3.78	12.0%
2018 and thereafter	6	469,357	19.0%	2,342,247	4.99	24.0%
	41	2,464,779	100.0%	$9,753,624	$3.96	100.0%

Commercial Retail
2013	33	150,312	12.7%	$1,031,420	$6.86	10.5%
2014	43	225,472	19.0%	1,405,610	6.23	14.3%
2015	34	294,258	24.8%	2,228,891	7.57	22.6%
2016	22	95,159	8.0%	1,140,773	11.99	11.6%
2017	21	99,156	8.3%	1,067,039	10.76	10.8%
2018 and thereafter	22	323,786	27.2%	2,975,601	9.19	30.2%
	175	1,188,143	100.0%	$9,849,334	$8.29	100.0%

Commercial Total
2013	111	971,511	9.5%	$10,885,609	$11.20	9.0%
2014	133	1,449,127	14.1%	15,815,281	10.91	13.1%
2015	124	1,190,948	11.6%	12,159,254	10.21	10.1%
2016	94	1,645,734	16.0%	16,623,282	10.10	13.7%
2017	87	1,360,739	13.2%	18,498,151	13.59	15.3%
2018 and thereafter	145	3,663,150	35.6%	46,944,455	12.82	38.8%
	694	10,281,209	100.0%	$120,926,032	$11.76	100.0%

*	Annualized Base Rent is monthly scheduled rent as of April 1, 2012 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2012 ACQUISITION SUMMARY
as of April 30, 2012
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	April 30, 2012 Leased Percentage	Acquisition Cost

Buffalo Mall Theater(1)	Jamestown, ND	Commercial Retail	June 15, 2011	19,037	100.0%	100.0%	$879
Regency Park Estates	St Cloud, MN	Multi-Family Residential	August 1, 2011	147	85.0%	83.0%	10,900
Spring Creek American Falls	American Falls, ID	Commercial Medical	September 1, 2011	17,273	100.0%	100.0%	4,070
Spring Creek Soda Springs	Soda Springs, ID	Commercial Medical	September 1, 2011	15,571	100.0%	100.0%	2,230
Spring Creek Eagle	Eagle, ID	Commercial Medical	September 1, 2011	15,559	100.0%	100.0%	4,100
Spring Creek Meridian	Meridian, ID	Commercial Medical	September 1, 2011	31,820	100.0%	100.0%	7,250
Spring Creek Overland	Boise, ID	Commercial Medical	September 1, 2011	26,605	100.0%	100.0%	6,725
Spring Creek Boise	Boise, ID	Commercial Medical	September 1, 2011	16,311	100.0%	100.0%	5,075
Spring Creek Ustick	Meridian, ID	Commercial Medical	September 1, 2011	26,605	100.0%	100.0%	4,300
Meadow Wind Land	Casper, WY	Unimproved Land	September 1, 2011	na	na	na	50
Industrial-Office Build-to-Suit	Minot, ND	Unimproved Land	September 7, 2011	na	na	na	416
Trinity at Plaza 16(2)	Minot, ND	Commercial Medical	September 23, 2011	24,795	100.0%	100.0%	5,685
Cottage West Twin Homes	Sioux Falls, SD	Multi-Family Residential	October 12, 2011	50	98.0%	100.0%	4,730
Gables Townhomes	Sioux Falls, SD	Multi-Family Residential	October 12, 2011	24	87.5%	91.7%	2,270
Edina 6525 Drew Avenue S	Edina, MN	Commercial Medical	October 13, 2011	3,431	76.4%	88.8%	505
Evergreen II	Isanti, MN	Multi-Family Residential	November 1, 2011	36	94.4%	80.6%	3,475
Meadow Winds Addition(3)	Casper, WY	Commercial Medical	December 30, 2011	22,193	100.0%	100.0%	3,952
Grand Gateway	St Cloud, MN	Multi-Family Residential	February 16, 2012	116	96%	87.1%	7,900
Ashland	Grand Forks, ND	Multi-Family Residential	March 16, 2012	84	100%	100.0%	8,310
Renaissance Heights	Williston, ND	Unimproved Land	April 11, 2012	na	na	na	4,600
Williston Garden Buildings 1 and 2(4)	Williston, ND	Multi-Family Residential	April 27, 2012	72	98.6%	98.6%	9,678
			Total Square Feet	219,200			$97,100
			Total Units	529

(1)	Construction project placed in service June 15, 2011. Additional costs paid in fiscal year 2011 totaled $1.4 million, for a total project cost at April 30, 2012 of $2.3 million.
(2)	Development property placed in service September 23, 2011. Additional costs paid in fiscal year 2011 totaled $3.3 million, for a total project cost at April 30, 2012 of $9.0 million.
(3)	Expansion project placed in service December 30, 2011.
(4)	Development property placed in service April 27, 2012. Buildings 3 and 4 of this project are expected to be placed in service during the first quarter of fiscal year 2013.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2012 DEVELOPMENT IN PROGESS SUMMARY
as of April 30, 2012
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Williston Garden Apartments Buildings 3 and 4 - Williston, ND(1)	72 unit apartment complex	100%	9,750	4,688	1st Quarter Fiscal 2013
Spring Wind - Laramie, WY	29 assisted living units and 16 memory care units	100%	3,800	1,811	1st Quarter Fiscal 2013
Quarry Ridge II Apartments - Rochester, MN	159 unit apartment building	42%	18,275	15,436	1st Quarter Fiscal 2013
Industrial-Office Build-to-Suit - Minot, ND	28,000 sf. commercial industrial building	100%	5,799	2,250	2nd Quarter Fiscal 2013
Multi-Family Conversion - Minot, ND	Convert 15,000 sf. commercial office to 20 multi-family residential units	0%	3,000	321	4th Quarter Fiscal 2013
Jamestown Medical Office Building – Jamestown, ND(2)	45,000 square foot medical office building	89%	9,200	1,611	3rd Quarter Fiscal 2013
Other		na	na	1,482	na
			$49,824	$27,599

(1)
The Company is a 60% partner in the joint venture entity constructing this property; the anticipated total cost amount given is the total cost to the joint venture entity of buildings 3 and 4 of this four-building, 144 unit project.  Buildings 1 and 2, with 72 units, were placed in service April 27, 2012.

(2)	The Company is a 51% partner in the joint venture entity constructing this property; the anticipated total cost amount given is the total cost to the joint venture entity.

Definitions

April 30, 2012

Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing commissions and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization.  AFFO is included herein because we consider it to be a measure of a REIT’s ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, NAREIT recently clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income is total real estate revenues less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants) made on a regular or recurring basis to maintain a property’s competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and the following two years (i.e., excluding capital expenditures on non-stabilized properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Stabilized properties are those properties owned for the entirety of both periods being compared, and, in the case of development or re-development properties, which have achieved a target level of occupancy.